Certain information has been omitted from this exhibit in places marked "[***]" because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	
PAGE OF PAGES	1 of 2
2. AMENDMENT/MODIFICATION NO.	P00012
3. EFFECTIVE DATE	See Block 16C
4. REQUISITION/PURCHASE REQ. NO.	
5. PROJECT NO. (If applicable)	
6. ISSUED BY	CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
7. ADMINISTERED BY (If other than Item 6)	CODE ASPR-BARDA01 ASPR-BARDA 330 Independence Ave, SW, Rm G644 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	BIOCRYST PHARMACEUTICALS, INC. 726613 BIOCRYST PHARMACEUTICALS, INC. 4505 EMPEROR BLVD STE 200 DURHAM NC 277038457
CODE	726613
FACILITY CODE	
(x) 9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
X 10A. MODIFICATION OF CONTRACT/ORDER NO.	HHSO100201500007C
10B. DATED (SEE ITEM 13)	03/27/2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes - Cost-Reimbursement. Alt I (Apr 1984)
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174

DUNS Number: 618194609

The purpose of this bi-lateral modification is to extend the Base Period/CLIN 0001 Period of Performance to end May 31, 2021, with no cost to the Government.

The Total Estimated Cost of the Base Period/CLIN 0001 of the contract remains as $ * * * UNCHANGED.

The Total Estimated Fee of the Base Period/CLIN 0001 of the contract remains as $ * * * UNCHANGED.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	Jon P. Stonehouse CEO
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	ROSHAWN K. MAJORS
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	[signature]
15C. DATE SIGNED	4/16/20
16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	[signature]
16C. DATE SIGNED	4/17/2020

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	The Total Estimated Cost Plus Fixed Fee of the Base Period/CLIN 0001 of the contract remains as $20,574,201 (CORRECTED FROM MOD #11) UNCHANGED. All other terms and conditions of the contract remain unchanged. Period of Performance: 03/31/2015 to 05/31/2021				

Certain information has been omitted from this exhibit in places marked "[***]" because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.